3: Cravath, Swaine & Moore

Cravath, Swaine & Moore

Worldwide Plaza
825 Eighth Avenue
New York, NY 10019-7475

TELEPHONE: (212) 474-1000
FACSIMILE: (212) 474-3700

WRITER'S DIRECT DIAL NUMBER

(212) 474-1184

MEMORANDUM FOR BANK GROUP

Tyson Foods, Inc.

May 30, 2002

                Reference is made to the Five-Year Credit Agreement dated as of September 24, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TYSON FOODS, INC. ("Tyson"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent, SUNTRUST BANK, as Documentation Agent, MIZUHO FINANCIAL GROUP and RABOBANK INTERNATIONAL, as Co-Documentation Agents, and JPMORGAN CHASE BANK, as Administrative Agent. Capitalized terms used but not defined herein have the meanings given in the Five-Year Credit Agreement.

                Tyson has informed us that it wishes to amend the following provisions of the Five-Year Credit Agreement:

    The date on which the representations and warranties contained Sections 4.05(d) and 4.06 are made.
    The definition of "Consolidated EBITDA".
    The definition of "364-Day Credit Agreement" and amendments to Section 1.04 .
    The definition of "Guarantee Agreement".
    Section 7.02.
    Schedule 7.09.
    Finally, provisions are made for the transfer of existing Letters of Credit from the Five-Year Credit Agreement to the Three-Year Credit Agreement.

                A.    Sections 4.05(d) and 4.06. The representations and warranties contained in Sections 4.05(d) and 4.06 will be made only on the effective date of the replacement of the 364-Day Credit Agreement and the establishment of its Three-Year Credit Agreement (the "Effective Date"). This amendment is driven by discussions between Tyson and Moody's Investor Services ("Moody's") in which Moody's viewed the current wording as an obstacle to restoring Tyson's P2 commercial paper rating. Upon the effectiveness of such amendment on the Effective Date, Sections 4.05(d) and the first sentence of Section 4.06 will read (and Tyson hereby represents and warrants as of the Effective Date) as follows (with the added language being bold underscored):

                Section 4.05(d):

        "(d) As of the Effective Date (as defined in the 364-Day Credit Agreement), since September 30, 2000, with respect to the Borrower and its Subsidiaries (other than IBP and its Subsidiaries), and December 30, 2000, with respect to IBP and its Subsidiaries, there has been no Material Adverse Effect and no development which has any reasonable likelihood of having a Material Adverse Effect."

                Section 4.06:

        As of the Effective Date (as defined in the 364-Day Credit Agreement), there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Borrower, threatened, against the Borrower or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator that have a reasonable likelihood of having a Material Adverse Effect.

                B.    Definition of "Consolidated EBITDA". Tyson has also requested that the definition of Consolidated EBITDA be amended to conform to the amendment of such term in the 364-Day Credit Agreement by replacing each reference in the last sentence thereof to "$100,000,000" with a reference to "250,000,000". The effect of this amendment is to increase threshold level for acquisitions or dispositions required to be included in the calculation of Consolidated EBITDA on a pro forma basis from the first day of the calculation period (regardless of when during such period the relevant transaction occurred).

                C.    Definition of "364 Day Agreement" and Section 1.04. To eliminate any ambiguity, Tyson has asked that, effective as of the Effective Date, (a) the term "364-Day Credit Agreement" be amended to mean the replacement of the existing 364-Day Credit Agreement and (b) Section 1.04 be amended by adding at the end thereof the following sentence: "Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein)."

                D.    Definition of "Guarantee Agreement". Tyson has requested that the definition of "Guarantee Agreement" be amended to refer to the new Guarantee Agreement to be provided by IBP which will guarantee all three Credit Agreements. The amendment will be effected by replacing Exhibit 1.01 with the form of Guarantee Agreements attached as Exhibit 1.01 to and of the 364-Day Credit Agreement and the Three-Year Credit Agreement.

                E.    Section 7.02. Tyson has requested that Section 7.02 be amended to contemplate the 364-Day Credit Agreement and the Three-Year Credit Agreement by adding at the end of clause (a) thereof the following phrase:

        "and all loans, letters of credit and other Indebtedness under the 364-Day Credit Agreement, the Three-Year Credit Agreement and all "Loan Documents" as defined therein."

                F.     Schedule 7.09. Tyson has requested that Schedule 7.09 (Existing Restrictions) be amended to conform to Schedule 7.09 for each of the 364-Day Credit Agreement and the Three-Year Credit Agreement by adding thereto a reference to the restrictive provisions of the Receivables Facility.

                G. Letters of Credit. Tyson has informed us that upon the establishment of the Three-Year Credit Agreement, the Letters of Credit outstanding under the Five-Year Credit Agreement on the Effective Date will become Letters of Credit under the Three-Year Credit Agreement and has requested that the Five-Year Credit Agreement be amended by the Issuing Banks releasing the Lenders from all participations in Letters of Credit under the Five-Year Credit Agreement outstanding as of the Effective Date and the Lenders acknowledging such release and agreeing that such letters of credit shall cease to constitute "Letters of Credit" under the Five-Year Credit Agreement, in each case effective as of the Effective Date.

                JPMorgan supports the requested amendments. To indicate your approval, please complete and execute the signature block for your institution on the enclosed form and return the executed page to the attention of Erin Becker of Cravath by telecopy at 212-474-3700. Tyson has requested that comments, if any, be provided by no later than noon on Wednesday, June 12, 2002, and that your consents be received by no later than noon on Tuesday, June 11, 2002, which will be the Effective Date of the amendments. Your cooperation in meeting this schedule will be appreciated.

                If you have any questions, please feel free to call the undersigned at (212) 474-1184, Gary Spevack at JPMorgan (212) 270-5964 or Katie Benedict of JPMorgan (212) 270-6051.

Lewis Grimm

AGREEMENT TO PROPOSED AMENDMENT

June 12, 2002

                TYSON FOODS, INC., under the Five-Year Credit Agreement dated as of September 24, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TYSON FOODS, INC., the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent, SUNTRUST BANK, as Documentation Agent, MIZUHO FINANCIAL GROUP and RABOBANK INTERNATIONAL, as Co-Documentation Agents, and JPMORGAN CHASE BANK, as Administrative Agent, by its signature below hereby approves each amendment of the Five-Year Credit Agreement proposed in the Memorandum for Bank Group dated May 30, 2002.

Acknowledged and Agreed

TYSON FOODS, INC.

by ________________________
    Name: Dennis Leatherby
    Title: Senior Vice President, Finance
    and Treasurer

AGREEMENT TO PROPOSED AMENDMENT

                June 12, 2002

                The undersigned institution, a Lender or Issuing Bank under the Five-Year Credit Agreement dated as of September 24, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TYSON FOODS, INC., the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent, SUNTRUST BANK, as Documentation Agent, MIZUHO FINANCIAL GROUP and RABOBANK INTERNATIONAL, as Co-Documentation Agents, and JPMORGAN CHASE BANK, as Administrative Agent, by its signature below hereby approves each amendment of the Five-Year Credit Agreement proposed in the Memorandum for Bank Group dated May 30, 2002, to which this Agreement is attached.

Acknowledged and Agreed

Lender ____________________________

by ________________________
Name:
Title:

Issuing Bank ____________________________

by ________________________
Name:
Title: